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                                                                   EXHIBIT 10.14

             1996 CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                               UNIT INCENTIVE PLAN

                                    ARTICLE I
                                    THE PLAN

         1.1 NAME. This plan will be known as the "1996 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan." Capitalized terms used herein are defined in Article VI hereof.

         1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Partnership by permitting the General Partner to grant Options to its Employees. The Plan is designed to help the Partnership and its General Partner attract and retain superior personnel for positions of substantial responsibility and to provide Employees (including officers) with an additional incentive to contribute to the success of the Partnership and its General Partner. The General Partner intends that the Options granted pursuant to Article III will be non-statutory options. With respect to Reporting Participants, transactions under the Plan are intended to comply with all applicable conditions of Section 162(m) of the Code and, to the extent applicable, Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         1.3 EFFECTIVE DATE. The Plan will become effective upon the Effective Date.

         1.4 ELIGIBILITY TO PARTICIPATE. The Employees eligible to participate in the Plan shall be John C. Goff and Gerald W. Haddock, who shall each be awarded an Option for one million (1,000,000) Units.

         1.5 DETERMINATION OF PARTNERSHIP UNITS AND INTEREST. Units granted hereunder are expressed on a Common Stock equivalent basis on the date of grant. Accordingly, at the Exchange Date, the number of Units to be associated with the Limited Partnership Interest of an Employee who is admitted to the Partnership as a Limited Partner as a result of having exercised an Option awarded under this Plan shall be equal to the number of Units granted as an Award under this Plan. The Limited Partnership Interest of an Employee who is admitted to the Partnership as a Limited Partner as a result of having exercised an Option shall be calculated in accordance with the provisions of the Partnership Agreement based upon the number of Units, determined as set forth in the preceding sentence, to be associated with such Limited Partnership Interest.



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         1.6 MAXIMUM NUMBER OF UNITS SUBJECT TO AWARDS. The Units subject to
Awards pursuant to the Plan may be either authorized and unissued Units or Units issued and thereafter acquired by the Partnership. Subject to adjustment pursuant to the provisions of Section 4.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of Units that may be issued from time to time pursuant to the Plan shall be 2,000,000. The maximum number of Units with respect to which Awards may be granted to any Reporting Participant during any calendar year shall be one million (1,000,000) Units. If an Option expires or terminates for any reason without having been exercised in full, the required Units and/or the Units not purchased or distributed will again be available for issuance under the Plan.

         1.7 CONDITIONS PRECEDENT TO ADMISSION OF EMPLOYEE LIMITED PARTNERS. The Partnership will not admit the Employee as a Limited Partner prior to the fulfillment of all of the following conditions:

                  (a) The receipt of the purchase price for the Units as to which the Option is being exercised;

                  (b) The receipt of such instruments executed by the Employee as the Partnership or its counsel deem necessary to comply with all relevant provisions of federal and state law, including, without limitation, the Securities Act, the rules and regulations promulgated thereunder and the terms and conditions of the Partnership Agreement.

         1.8 CONDITIONS PRECEDENT TO ISSUANCE OF COMMON STOCK. The Company will not issue or deliver any certificate for Common Stock pursuant to the Plan prior to fulfillment of all of the following conditions:

                  (a) The obtaining of approval from the shareholders of the Company of the Exchange Rights applicable to the Units that may be acquired upon exercise of the Option awarded hereunder;

                  (b) The admission of the Common Stock to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

                  (c) The completion of any registration or other qualification of the sale of the Common Stock under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee in its sole discretion deems necessary or advisable; and

                  (d) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee in its sole discretion determines to be necessary or advisable.



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         1.9 RESERVATION OF SHARES OF COMMON STOCK. Following the approval by shareholders of the Company of Exchange Rights with respect to the Units subject to Options under this Plan and during the remaining term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan and the number of Units as to which Options are granted hereunder. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Common Stock upon the exercise of Exchange Rights related to the Units as to which Options are granted hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Common Stock will relieve the Company of any liability in respect of the nonissuance of Common Stock as to which the requisite authority has not been obtained.

         1.10 TAX WITHHOLDING.

                  (a) Condition Precedent. The issuance of Units upon the exercise of an Option awarded under the Plan is subject to the condition that if at any time the General Partner determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with such issuances, then the issuances will not be effective unless the withholding has been effected or obtained in a manner acceptable to the General Partner. Each Option granted to a Reporting Participant shall contain a provision in the related Option Agreement making any required withholding tax or other withholding liability mandatory, and specifying that the General Partner may withhold a portion of the Units as specified in clause (iv) of paragraph (b) below.

                  (b) Manner of Satisfying Withholding Obligation. When an Optionee is required to pay to the Partnership or the General Partner an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, such payment may be made (i) in cash, (ii) by check, (iii) by delivery to the Partnership or the General Partner of Units already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) through the withholding by the Partnership ("Partnership Withholding") of a portion of the Units acquired upon the exercise of the Options or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

         1.11 ACCELERATION IN CERTAIN EVENTS. The Committee may accelerate the exercisability of any Option in whole or in part at any time. Notwithstanding the provisions of any Option Agreement, the following provisions will apply:



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                  (a) Mergers and Reorganizations. If the Company or its
         shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, any Option will become immediately exercisable with respect to the full number of Units subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Award is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Reporting Participant may exercise an Option unless at least six months have elapsed since the grant of such Option or Award; provided, further, that no Option will be immediately exercisable under this Section on account of any agreement of merger or other reorganization when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction. An Option will not become immediately exercisable if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

                  (b) Change in Control. In the event of either (i) the involuntary termination of employment of the Employee (other than for Cause) or (ii) the voluntary termination of the Employee for Good Reason, within twenty-four (24) months following a change in control of the Company, all Options granted prior to the change in control or threatened change in control will become immediately exercisable, provided that no Reporting Participant may exercise an Option unless at least six months have elapsed since the grant of such Option or Award. The term "change in control" for purposes of this Section refers to the acquisition of 15% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of
         Section 13(d)(3) of the Exchange Act (other than an acquisition by (i) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) promulgated under the Exchange Act, (ii) or any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) of the Company or of its Subsidiaries, including a trust established pursuant to such plan); provided that no change in control or threatened change in control will be deemed to have occurred (i) if prior to the acquisition of, or offer to acquire, 15% or more of the voting securities of the Company, the full Board has adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer or (ii) from (A) a transfer of the Company's voting securities by Richard E. Rainwater ("Rainwater") to (i) a member of Rainwater's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Rainwater's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which Rainwater or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) is the beneficiary; (iii) any trust as to which Rainwater is the settlor with sole power



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         to revoke; (iv) any entity over which Rainwater has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Rainwater; or (B) the acquisition of voting securities of the Company by either (i) Rainwater or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  1.12 COMPLIANCE WITH SECURITIES LAWS. Units will not be issued with respect to any Award unless the issuance and delivery of the Units (and the exercise of the Option) complies with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Stock may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The General Partner may also require a Participant to furnish evidence satisfactory to the Partnership and the Company, including, without limitation, a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, and a representation that the Units are being acquired only for investment and without any present intention to sell or distribute the Units in violation of any federal or state law, rule or regulation. Further, each Participant will consent to the imposition of a legend on the certificate representing the Units issued pursuant to an Award and shares of Common Stock issued upon the exchange therefore restricting their transferability as required by law or by this Section.

                  1.13 COMPLIANCE WITH PARTNERSHIP AGREEMENT. All Units and Exchange Rights issued upon the exercise of an Option awarded hereunder are governed by, and subject to each of the terms and conditions of, the Partnership Agreement. Upon exercising an Option hereunder, each Participant shall be deemed to have accepted and agreed to be bound by each of the terms and conditions of the Partnership Agreement for all purposes. The General Partner, in its sole and absolute discretion, may as part of an Award hereunder, make any such Award subject to such further terms and conditions, including, without limitation, such additional terms and conditions for admission to the Partnership or the exercise of Exchange Rights, as the General Partner may deem necessary, advisable or appropriate at the time of the Award. Such additional terms and conditions may be set forth in the Option Agreement related to any such award, the resolutions adopted by the Board of Directors of the General Partner and/or the Company, or in such other manner or document as the General Partner, in its sole and absolute discretion, deems necessary, advisable or appropriate.



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                  1.14 EMPLOYMENT OF PARTICIPANT. Nothing in the Plan or in any
         Award granted hereunder will confer upon any Participant any right to continued employment by the Partnership or the General Partner or limit in any way the right of the Partnership or the General Partner at any time to terminate or alter the terms of that employment.

                  1.15 INFORMATION TO PARTICIPANTS. The General Partner will furnish to each Participant copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the General Partner will furnish to each Participant a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                                   ARTICLE II
                                 ADMINISTRATION

                  2.1 COMMITTEE. The Plan will be administered by the General Partner or by a Compensation Committee to be appointed by the General Partner. As used herein, "Committee" shall mean a committee consisting of two or more Directors, each of whom shall be an "outside director" as defined in Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee will have the sole discretion and authority to determine from time to time the Employees whom Awards will be granted and the number of Units subject to each Award, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Option (or the exercise thereof), and to make all other determinations or advisable for the administration of the Plan.

                  2.2 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee will constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee will constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

                  2.3 ASSISTANCE. The Partnership will supply full and timely information to the General Partner and the Committee on all matters relating to Employees, their employment, death, Retirement, Disability or other termination of employment, and such other pertinent facts as the General Partner or the Committee may require. The Partnership will furnish the General Partner and the Committee with such clerical and other assistance as is necessary to the performance of its duties.



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                                   ARTICLE III
                                     OPTIONS

                  3.1 METHOD OF EXERCISE. Each Option will be exercisable at any time and from time in whole or in part in accordance with the terms of the Option Agreement pursuant to which the Option was granted to the extent vested. No Option may be exercised for a fraction of a Unit.

                  3.2 VESTING OF OPTION. Except as provided in Section 1.11 and this Section 3.2, one-seventh of each Option shall vest on the first, second, third, fourth, fifth, sixth and seventh anniversaries of the date of grant, provided that the Employee is employed by the Partnership or the General Partner on such date or is an Executive Officer on such date. If the fair market value of the Common Stock equals or exceeds $50.00 for each of ten (10) consecutive trading days (determined based on the closing price on each (such day), an additional 250,000 Units (or such lesser number as may then be unvested) of each Option shall become fully vested and exercisable, that provided the Employee is employed by the Partnership or the General Partner on such date or is an Executive Officer on such date. In the event that vesting of the Option is accelerated pursuant to the preceding sentence, the remaining unvested portion of the Option shall vest ratably on each subsequent anniversary of the date of grant following such acceleration through the seventh anniversary of the original date of grant of the Option.

                  3.3 PAYMENT OF PURCHASE PRICE. The purchase price of any Units purchased will be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) by Units held by the Participant at the time of exercise, (iv) by a recourse promissory note, such note to provide for the right to repay the note partially or wholly with Units, or (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the General Partner, to sell certain of the Common Stock acquired upon exercise of the Option and the exercise of Exchange Rights or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price or a note given at the time of exercise is paid in Units, those Units will be valued at the then Fair Market Value.

                  3.4 WRITTEN NOTICE REQUIRED. Any Option will be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Partnership at its principal office from the person entitled to exercise the Option and payment for the Units with respect to which the Option is exercised has been received by the Partnership in accordance with Section 3.2.



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                  3.5 RIGHTS OF OPTIONEES UPON TERMINATION OF EMPLOYMENT OR
                      SERVICE

                           (a) In the event an Optionee ceases to be an Employee, and does not continue to be an Executive Officer, for any reason other than death, Retirement, Disability or for Cause, (i) the Committee shall have the ability to accelerate the vesting of the Optionee's Option in its sole discretion, and (ii) such Optionee's Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as an Employee, or, if the Committee, in its discretion, has accelerated the vesting of such Option, to the extent exercisable following such acceleration) at any time during the remaining initial term of the Option. Notwithstanding any provision in this Plan to the contrary, no Option granted to a Reporting Participant may be exercised unless at least six months have elapsed since the grant of such Option.

                           (b) In addition, unless the Committee agrees, in its sole discretion, to extend the term of a Nonqualified Stock Option granted to an Employee (provided that the term of any such Option shall not be extended beyond its initial term), an Optionee's Option may be exercised as follows in the event such Optionee ceases to serve as an Employer, due to death, Disability, Retirement or for Cause:

                           (i) Death. If an Optionee dies while serving as an
                  Employee, or within three months after ceasing to be an Employee, his option shall become fully exercisable on the date of his death and shall expire at the end of the initial term of the Option. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

                           (ii) Retirement. If an Optionee ceases to serve as an
                  Employee, as a result of Retirement, (i) his Option shall become fully exercised on the date of his Retirement and such Option will be exercisable at any time during the remaining initial term of the Option.

                           (iii) Disability. If an Optionee ceases to serve as
                  an Employee as a result of Disability, the Optionee's Option shall become fully exercisable and shall expire at any time during the remaining initial term of the Option.

                           (iv) Cause. If an Optionee ceases to serve as an
                  Employee because the Optionee is terminated for Cause, further vesting under the Option shall cease and the Option shall expire at the end of its initial term. Notwithstanding the foregoing, if an Optionee is an Employee employed



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                  pursuant to a written employment agreement, the Optionee's relationship with the Partnership or the General Partner will be deemed terminated for Cause for purposes of the Plan only if the Optionee is considered under the circumstances to have been terminated for cause for purposes of such written agreement.

                  3.6 TRANSFERABILITY OF OPTIONS. Options shall not be transferable other than by will or by the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized.

                  3.7 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Plan may differ from one another as the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

                  3.8 DURATION OF OPTIONS. Each Option granted under this Article and all rights thereunder will expire ten years after the date on which the Option is granted. In addition, each Option will be subject to early termination as provided elsewhere in the Plan.

                  3.9 PURCHASE PRICE. The purchase price for Units acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall be the Fair Market Value of the Plan Shares at the time of the grant of the Option.

                  3.10 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options under this Article will be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deem appropriate.

                                   ARTICLE IV
                      TERMINATION, AMENDMENT AND ADJUSTMENT

                  4.1 TERMINATION AND AMENDMENT. The Plan will terminate on July 16, 2006. No Awards will be granted under the Plan after that date of termination, although Awards granted prior to such date shall remain outstanding in accordance with their terms. Subject to the limitations contained in this Section 4.1, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that, without approval by the shareholders of the Company, no amendment or revision may (i) increase the maximum aggregate number of Units or the number of shares of Common Stock as to which Exchange Rights may be exercised, except as permitted under Section 1.5 and Section 4.2, (ii) change the minimum purchase price for Units under Article III or (iii) permit



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         the granting of an Award to anyone other than as provided in the Plan;
         and provided further that, without approval by the shareholders of the Company, no amendment to the Plan will be effective that materially increases the benefits accruing to Participants, materially increases the number of securities that may be issued under the Plan or otherwise materially modifies the requirements as to eligibility for participation in the Plan, all within the meaning of Rule 16b-3 of the Exchange Act. In addition, if and to the extent required by Rule 16b-3 of the Exchange Act, the provisions of the Plan may not be amended more frequently than once every six months unless otherwise required by law and permitted by Rule 16b-3 of the Exchange Act. No amendment, suspension or termination of the Plan may, without the consent of the Optionee who has received an Award hereunder, alter or impair any of that Participant's rights or obligations under any Award granted under the Plan prior to that amendment, suspension or termination.

                  4.2 ADJUSTMENT. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange or shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the maximum number of Units and in the shares of Common Stock as to which Exchange Rights may be granted under the Plan. A corresponding adjustment will be made in the number or kind of shares allocated to and purchasable under unexercised Options. Any such adjustment in outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Unit purchasable under the Option. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                    ARTICLE V
                                  MISCELLANEOUS

                  5.1 OTHER COMPENSATION PLANS. The adoption of the Plan will not affect any other stock option or incentive or other compensation plans in effect for the Company, the Partnership, or the General Partner, nor will the Plan preclude the Company, the Partnership or the General Partner from establishing any other forms of incentive or other compensation for Employees.

                  5.2 PLAN BINDING ON SUCCESSORS. The Plan will be binding upon the successors and assigns of the Partnership and the General Partner that adopt the Plan.



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                  5.3 NUMBER AND GENDER. Whenever used herein, nouns in the
         singular will include the plan where appropriate, and the masculine pronoun will include the feminine gender.

                  5.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

                                   ARTICLE VI
                                   DEFINITIONS

                  As used herein with initial capital letters, the following terms have the meanings set forth unless the context clearly indicates to the contrary:

                  6.1 "AWARD" means a grant of Options under Article III of the Plan.

                  6.2 "BOARD" means the Board of Directors of the Company.

                  6.3 "CAUSE" will mean an act or acts involving a felony, fraud, willful misconduct, commission of any act that causes or reasonably may be expected to cause substantial injury to the Partnership or the General Partner or other good cause. The term "OTHER GOOD CAUSE" as used in this Section will include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Partnership or the General Partner up to ridicule in the community, conduct disloyal to the Partnership or the General Partner, conviction of any crime of moral turpitude and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. "CONTROLLED SUBSTANCE" means a drug, immediate precursor or other substance listed in Schedule I-V of the Federal Comprehensive Drug Abuse Prevention Control Act of 1970, as amended.

                  6.4 "CODE" means the Internal Revenue Code of 1986, as amended.

                  6.5 "COMMITTEE" shall have the meaning set forth in Section
         2.1.

                  6.6 "COMMON STOCK" means the common stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of such common stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

                  6.7 "COMPANY" means Crescent Real Estate Equities, Inc., a Maryland corporation, and any successor thereto.

                  6.8 "DIRECTOR" means a member of the Board of Directors of the Company.



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                  6.9 "DISABILITY" of a Participant shall be deemed to occur whenever a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuing period of not less than 12 months.

                  6.10 "EFFECTIVE DATE" means July 16, 1996.

                  6.11 "EMPLOYEE" means an officer or other employee of the General Partner, the Partnership or of any of its subsidiaries that adopt the Plan.

                  6.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  6.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  6.14 "EXCHANGE DATE" means the date or dates on which Units granted hereunder shall have Exchange Rights, which date or dates shall be no earlier than one year from the date of grant hereunder and shall be subject to, and conditioned upon, the approval of the shareholders of the Company.

                  6.15 "EXCHANGE RIGHT" shall have the meaning set forth in the Partnership Agreement.

                  6.16 "EXECUTIVE OFFICER" means an "officer" as defined in accordance with Rule 16a-1(F) of the Exchange Act.

                  6.17 "FAIR MARKET VALUE" means the value of the Units as determined by the Committee on the basis of such factors as it deems appropriate; provided that it the Common Stock is traded on a national securities exchange, such value will be determined by the Committee on the basis of the last sale price for the Common Stock on the date for which such determination is relevant, as reported on the New York Stock Exchange. If the Common Stock is traded on more than one exchange, such value will be determined on the basis of the exchange trading the greatest volume of shares on such date. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

                  6.18 "GENERAL PARTNER" means Crescent Real Estate Equities, Ltd., a Delaware corporation.

                  6.19 "GOOD REASON" means a change in control of the Company, as well as, and following such change in control of the Company: (a) a reduction in the amount of the Employee's aggregate cash compensation (including base salary and any bonus) payable within any twelve-month period following such change in



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         control below the amount of such aggregate cash compensation paid to, or accrued by the General Partner with respect to, the Employee in the twelve-month period immediately preceding the change in control; (b) the assignment of such Employee to any employment status other than a position as an Executive Officer and having duties comparable to those exercised by the Employee immediately prior to the change in duties comparable to those exercised by the Employee immediately prior to the change in control, or (c) a geographical relocation or attempted relocation of the Employee to an officer more than fifty (50) miles distance from Fort Worth, Texas, without the Employee's consent.

                  6.20 "LIMITED PARTNER" shall have the meaning set forth in the Partnership Agreement.

                  6.21 "LIMITED PARTNERSHIP INTEREST" shall have the meaning set forth in the Partnership Agreement.

                  6.22 "OPTION" means a nonqualifed option to acquire Units granted under the Plan.

                  6.23 "OPTION AGREEMENT" means the written agreement by and among the Partnership, the General Partner, and a Participant with respect to an Option awarded under this Plan.

                  6.24 "PARTICIPANT" means an Employee to whom an Award has been granted hereunder.

                  6.25 "PARTNERSHIP" means Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership.

                  6.26 "PARTNERSHIP AGREEMENT" means the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 5, 1994, as amended from time to time.

                  6.27 "PLAN" means the 1996 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan, as amended from time to time.

                  6.28 "REPORTING PARTICIPANT" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act as to the Company's Common Stock.

                  6.29 "RETIREMENT" means termination of employment as an Employee or as a Director on or after the date on which a Participant attains age 70.

                  6.30 "SECURITIES ACT" means the Securities Act of 1933, as amended.



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                  6.31 "SUBSIDIARY" means a subsidiary corporation of the
         Partnership or the General Partner, as defined in Section 424(F) of the Code.

                  6.32 "UNIT" means a unit of ownership interest in the Company's operating partnership, which is or may be exchangeable on a one-for-one basis for shares of Common Stock, or, at the option of the Company, the cash equivalent thereof.



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               AMENDMENT TO THE 1996 CRESCENT REAL ESTATE EQUITIES
                     LIMITED PARTNERSHIP UNIT INCENTIVE PLAN

       (ADOPTED BY UNANIMOUS WRITTEN CONSENT DATED AS OF NOVEMBER 5, 1999)

         Section 3.2 of the Plan is amended to make the noted changes, thereafter reading as follows:

                  3.2 Vesting of Option. Except as provided in Section 1.11 and this Section 3.2, AND EXCEPT TO THE EXTENT OTHERWISE SPECIFIED BY THE COMMITTEE AND SET FORTH IN THE OPTION AGREEMENT, one-seventh of each Option shall vest on the first, second, third, fourth, fifth, sixth and seventh anniversaries of the date of grant, provided that the Employee is employed by the Partnership or the General Partner on such date or is an Executive Officer on such date. If the fair market value of the Common Stock equals or exceeds $50.00 for each of ten (10) consecutive trading days (determined based on the closing price on each such day), an additional 250,000 Units (or such lesser number as may then be unvested) of each Option shall become fully vested and exercisable, provided that the Employee is employed by the Partnership or the General Partner on such date or is an Executive Officer on such date. IN THE EVENT THAT VESTING OF THE OPTION IS ACCELERATED PURSUANT TO THE PRECEDING SENTENCE, THE REMAINING UNVESTED PORTION OF THE OPTION SHALL CONTINUE TO VEST ACCORDING TO THE OTHERWISE APPLICABLE VESTING SCHEDULE.